UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2025 (October 24, 2025)

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41379	87-2764212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor
Boston, MA 02116

(Address of principal executive offices, including zip code)

(617) 986-6744

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 24, 2025, the Board of Directors (the “Board”) of DraftKings Inc. (the “Company”) appointed Gregory W. Wendt an independent member of the Board effective as of the same date. Mr. Wendt was appointed to the Board following the recommendation of its Nominating and Corporate Governance Committee. The Board has appointed Mr. Wendt to serve as a member of its Nominating and Corporate Governance Committee.

Mr. Wendt retired from the Capital Group Companies as a Partner on July 1, 2025. During his over 37 years at the firm, which manages the American Funds family of mutual funds, Mr. Wendt’s principal role was as an investment analyst and portfolio manager. Among his areas of research focus as an investment analyst was the global casino sector. Mr. Wendt currently serves as a Trustee of the University of Chicago. Mr. Wendt received an A.B. in Economics from the University of Chicago and an M.B.A. from Harvard University. The Board determined that Mr. Wendt meets the independence requirements of NASDAQ and SEC rules and regulations. The Board concluded Mr. Wendt should serve as a member of the Board due to, among other things, his financial, investment and managerial experience, acquired, in part, during his tenure with Capital Group.

There are no arrangements or understandings between Mr. Wendt and any person pursuant to which Mr. Wendt was appointed as a director of the Company. There are no family relationships between Mr. Wendt and any other director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Mr. Wendt will participate in the compensation program for the Company’s independent directors, which is described on Page 57 of the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Shareholders, filed with the SEC on March 26, 2025.

Item 7.01 Regulation FD Disclosure

On October 28, 2025, the Company issued a press release announcing Mr. Wendt’s appointment, a copy of which is attached hereto as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the press release attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated as of October 28, 2025, reporting director appointment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTKINGS INC.

Dated: October 28, 2025	By:	/s/ R. Stanton Dodge
Name: R. Stanton Dodge
Title: Chief Legal Officer and Secretary